EARNINGS PER SHARE (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
EARNINGS PER SHARE
Net income	$ 24,072	$ 23,719
Basic weighted average number of shares	143,138,694	126,730,500
Basic earnings per share	$ 0.17	$ 0.19
Effect of dilutive securities
Warrants	5,021,937	7,431,541
Stock options	1,133,009	1,752,315
RSUs	131,162	61,183
Diluted weighted average number of common shares	149,424,802	135,975,539
Diluted earnings per share	$ 0.16	$ 0.17